Exhibit 99.1

Ebix Engages 5th Largest US Audit Firm RSM US LLP as Consolidated Auditors

JOHNS CREEK, GA - December 28, 2018 - Ebix, Inc. (NASDAQ: EBIX), a leading international supplier of On-Demand software and E-commerce services to the insurance, financial, healthcare and e-learning industries today announced that it has appointed RSM US LLP to serve as the Company's independent consolidated auditor for 2019. RSM will replace T R Chadha & Co. LLP (“TRC”), who will continue as the Company's consolidated auditor for the fiscal year ending December 31, 2018.

RSM US LLP is the fifth largest accounting firm in the United States, with over 9,600 employees across 90 cities nationwide providing audit, tax, and consulting services. The firm was founded in 1926 and is headquartered in Chicago, Illinois.

The Audit Committee of the Company's Board of Directors solicited proposals from four major accounting firms and conducted an extensive evaluation process in connection with the selection of the Company's independent auditors. Following this process, on December 21, 2018, the Audit Committee appointed RSM US LLP to serve as the Company's independent auditor for 2019.

RSM US LLP is a member firm of global accounting network RSM International, through which the firm brings an affiliation of 75 independent accounting firms with 215 locations in 38 states and Puerto Rico.

The Company also announced that it has decided to continue with the services of KPMG for business combination valuation, and Ernst & Young for tax advice, tax provisioning and internal audit services, for the year 2018 and 2019.

Lastly the Company reiterated that it in connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2016 and 2017, and in the subsequent interim period till 27th December 2018, there were no disagreements with any of its present or past auditors on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of the auditors, would have caused them to make reference to the matter in their report.

About Ebix, Inc.

With 50+ offices across 5 continents, Ebix, Inc., (NASDAQ: EBIX) endeavors to provide On-Demand software and E-commerce services to the insurance, financial, healthcare and e-learning industries. In the Insurance sector, the Company’s main focus is to develop and deploy a wide variety of insurance and reinsurance exchanges on an on-demand basis, while also, providing Software-as-a-Service ("SaaS") enterprise solutions in the area of CRM, front-end & back-end systems, outsourced administrative and risk compliance, across the world.

With a "Phygital” strategy that combines 260,000 physical distribution outlets in many Southeast Asian Nations (“ASEAN”) countries, to an Omni-channel online digital platform, the Company’s EbixCash Financial exchange portfolio encompasses leadership in areas of domestic & international money remittance, Forex,

Exhibit 99.1

travel, pre-paid & gift cards, utility payments, lending etc., in an emerging country like India. The Company’s Forex Exchange has an approximate 70% market share of India’s airport Foreign Exchange business encompassing 25 international airports like Delhi, Mumbai, Bangalore, Chennai and Kolkata International airports, while conducting over 1 million transactions per annum. EbixCash, through its travel portal Via.com, is also one of Southeast Asia’s leading travel exchanges with over 110,000 distribution outlets and 8,000 corporate clients processing over 24.5 million transactions every year. For further details, visit www.ebixcash.com

Through its various SaaS-based software platforms, Ebix employs thousands of domain-specific technology professionals to provide products, support and consultancy to thousands of customers on six continents. For more information, visit the Company’s website at www.ebix.com

SAFE HARBOR REGARDING FORWARD-LOOKING STATEMENTS
As used herein, the terms “Ebix,” “the Company,” “we,” “our” and “us” refer to Ebix, Inc., a Delaware corporation, and its consolidated subsidiaries as a combined entity, except where it is clear that the terms mean only Ebix, Inc.

The information contained in this Press Release contains forward-looking statements and information within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. This information includes assumptions made by, and information currently available to management, including statements regarding future economic performance and financial condition, liquidity and capital resources, acceptance of the Company's products by the market, and management's plans and objectives. In addition, certain statements included in this and our future filings with the Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by us or with our approval, which are not statements of historical fact, are forward-looking statements. Words such as "may," "could," "should," "would," "believe," "expect," "anticipate," "estimate," "intend," "seeks," "plan," "project," "continue," "predict," "will," "should," and other words or expressions of similar meaning are intended by the Company to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are found at various places throughout this report and in the documents incorporated herein by reference. These statements are based on our current expectations about future events or results and information that is currently available to us, involve assumptions, risks, and uncertainties, and speak only as of the date on which such statements are made.

Our actual results may differ materially from those expressed or implied in these forward-looking statements. Factors that may cause such a difference, include, but are not limited to those discussed in our Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as: the risk of an unfavorable outcome of the pending governmental investigations or shareholder class action lawsuits, reputational harm caused by such investigations and lawsuits, the willingness of independent insurance agencies to outsource their computer and other processing needs to third parties; pricing and other competitive pressures and the Company's ability to gain or maintain share of sales as a result of actions by competitors and others; changes in estimates in critical accounting judgments; changes in or failure to comply with laws and regulations, including accounting standards, taxation requirements (including tax rate changes, new tax laws and revised tax interpretations) in domestic or foreign jurisdictions; exchange rate fluctuations and other risks associated with investments and operations in foreign countries (particularly in Australia, UK and India wherein we have significant operations); equity markets, including market disruptions and significant interest rate fluctuations, which may impede our access to, or increase the cost of, external financing; and international conflict, including terrorist acts.

Except as expressly required by the federal securities laws, the Company undertakes no obligation to update any such factors, or to publicly announce the results of, or changes to any of the forward-looking statements contained herein to reflect future events, developments, changed circumstances, or for any other reason.

Exhibit 99.1

Readers should carefully review the disclosures and the risk factors described in the documents we file from time to time with the SEC, including future reports on Forms 10-Q and 8-K, and any amendments thereto. You may obtain our SEC filings at our website, www.ebix.com under the "Investor Information" section, or over the Internet at the SEC's web site, www.sec.gov.

CONTACT:
Gautam Sharma or Darren Joseph
678 -281-2027 or IR@ebix.com

David Collins, Chris Eddy
Catalyst Global - 212-924-9800 or ebix@catalyst-ir.com